                   UNAUDITED CONDENSED PRO FORMA CONSOLIDATED
                             FINANCIAL INFORMATION

INTRODUCTORY NOTE

    The following unaudited condensed pro forma consolidated financial information (the "Pro Forma Consolidated Financial Information") gives pro forma effect to the completion of the acquisition of PhotoDisc, Inc. (the "PhotoDisc Acquisition"), the acquisition of Allsport Photographic plc (the "Allsport Acquisition"), and the issuance by the Company of an aggregate of 1,518,644 shares of Common Stock to Getty Investments LLC for an aggregate consideration of $28 million (the "Getty Investments Subscription," and together with the PhotoDisc Acquisition and the Allsport Acquisition, the "Transactions"), after giving effect to the pro forma adjustments described in the accompanying notes. The Pro Forma Consolidated Financial Information has been prepared from, and should be read in conjunction with, the historical consolidated financial statements and notes thereto of Getty Images, Inc. ("Getty Images") (which are included in the Company's Quarterly Report on
Form 10-Q for the six month period ended June 30, 1998).

    The Pro Forma Consolidated Financial Information is provided for illustrative purposes only and does not purport to represent what the actual results of operations or financial position of Getty Images would have been had the Transactions occurred on the respective dates assumed, nor is it necessarily indicative of Getty Images' future operating results or consolidated financial position.

    Getty Images has accounted for the acquisitions of PhotoDisc and Allsport by the purchase method of accounting in accordance with U.S. GAAP. Accordingly, the purchase consideration for acquiring the share capital of PhotoDisc and Allsport has been allocated to the tangible and intangible assets acquired and the liabilities assumed with the excess cost being allocated to goodwill and presented as an intangible asset.

          UNAUDITED CONDENSED PRO FORMA CONSOLIDATED INCOME STATEMENT

                       SIX MONTHS ENDED JUNE 30, 1998

    The following unaudited condensed pro forma income statement for the six months ended June 30, 1998 is derived from the unaudited historical consolidated financial statements of Getty Communications for the period January 1, 1998 through February 9, 1998, the unaudited historical consolidated financial statements of Getty Images for the period February 10, 1998 through March 31, 1998, the unaudited historical consolidated financial statements of PhotoDisc, Inc ("PhotoDisc") for the period January 1, 1998 through February 9, 1998 and the unaudited historical consolidated financial statements of Allsport Photographic plc ("Allsport") for the period January 1, 1998 through February 10, 1998, after giving effect to the pro forma adjustments described in the notes to the Pro Forma Consolidated Financial Information. Such adjustments have been determined as if the Transactions took place on January 1, 1998 the first day of the financial period presented in the Pro Forma Consolidated Financial Information.

                                                      THREE MONTHS ENDED MARCH 31, 1998               THREE MONTHS    SIX MONTHS
                                         -----------------------------------------------------------      ENDED         ENDED
                                                                                                      JUNE 30, 1998  JUNE 30, 1998
                                                                                                      -------------  -------------
                                         GETTY                            PRO FORMA      PRO FORMA        GETTY        PRO FORMA
                                         IMAGES    ALLSPORT  PHOTODISC  ADJUSTMENTS(1)  CONSOLIDATED      IMAGES      CONSOLIDATED
                                         $'000S     $'000S    $'000S        $'000S         $'000S         $'000S         $'000S
                                        -------    --------  ---------  --------------  ------------  -------------  -------------
Sales                                    37,931      1,910      4,882             0         44,723        48,126         92,849
Cost of sales                           (11,607)*     (319)      (838)            0        (12,764)*     (13,909)*      (26,673)*
                                        -------     ------     ------        ------        -------       -------        -------
Gross profit                             26,324      1,591      4,044             0         31,959        34,217         66,176
Selling, general and administrative
 expenses                               (19,748)*   (1,764)    (3,273)            0        (24,785)*     (25,837)*      (50,622)*
Amortization of intangibles              (6,897)         0         (7)       (3,044)(a)     (9,948)      (10,007)       (19,955)
Depreciation                             (2,897)       (91)      (281)            0         (3,269)       (3,547)        (6,816)
Non-recurring integration/
 restructuring costs                          0          0          0             0              0        (9,137)        (9,137)
                                        -------     ------     ------        ------        -------       -------        -------
Operating (loss)/income                  (3,218)      (264)       483        (3,044)        (6,043)      (14,311)       (20,354)
Net interest (expense)/income              (551)        (2)        10          (300)(b)       (843)         (768)        (1,611)
Exchange (loss)                            (356)         0        (24)                        (380)          296            (84)
                                        -------     ------     ------        ------        -------       -------        -------
(Loss)/income before income taxes        (4,125)      (266)       469        (3,344)        (7,266)      (14,783)       (22,049)
Income taxes                             (1,080)       (43)      (176)          101 (c)     (1,198)          712           (486)
                                        -------     ------     ------        ------        -------       -------        -------
Net (loss)/income before extraordinary
 items                                   (5,205)      (309)       293        (3,243)        (8,464)      (14,071)       (22,535)
Extraordinary items                           0          0          0             0              0          (830)          (830)
                                        -------     ------     ------        ------        -------       -------        -------
Net income/(loss)                        (5,205)      (309)       293        (3,243)        (8,464)      (14,901)       (23,365)
                                        -------     ------     ------        ------        -------       -------        -------
                                        -------     ------     ------        ------        -------       -------        -------
EBITDA                                    6,576       (173)       771             0          7,174          (757)         6,417
                                        -------     ------     ------        ------        -------       -------        -------
                                        -------     ------     ------        ------        -------       -------        -------
Loss per share--basic                                                                        (0.28)                       (0.77)
Average number of shares outstanding--
 basic ('000s)                                                                              29,980                       30,167

------------------------

* Getty Images' and pro forma cost of sales and selling, general and administrative costs are exclusive of depreciation, which is included in depreciation separately below.

See accompanying notes to the Pro Forma Consolidated Financial Information on pages 4 to 6.


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

NOTE 1--PRO FORMA ADJUSTMENTS TO INCOME STATEMENT

    The pro forma adjustments comprise the following:

    (a) Amortization of intangible assets, had the Transactions taken place on January 1, 1998.

                                                                                             THREE MONTHS
                                                                                                ENDED
                                                                                            MARCH 31, 1998
                                                                                                  $
                                                                                            --------------
                                                                                            (IN THOUSANDS)
Amortization of goodwill relating to Allsport.............................................         566
Amortization of Allsport's other intangible assets........................................         180
                                                                                                ------
                                                                                                   746
Amortization of goodwill relating to PhotoDisc............................................       2,379
Amortization of PhotoDisc's other intangible
  assets..................................................................................       4,584
                                                                                                ------
                                                                                                 6,963
                                                                                                ------
Less amount amortized by Getty Images in the period following the Transactions............      (4,665)
                                                                                                ------
                                                                                                 3,044
                                                                                                ------
                                                                                                ------

    The acquisitions of PhotoDisc and Allsport generated goodwill of $193.0 million and $45.9 million, respectively. These balances will be capitalized and amortized. Getty Images' management considers twenty years to be a suitable period of amortization for this goodwill. Other intangible assets arising on the acquisitions ($46.4 million and $4.6 million for PhotoDisc and Allsport, respectively, based on the allocation of purchase prices) will be capitalized and amortized over a period of 1 to 3 years.

No such adjustment is required in respect of the three months ended June 30, 1998.

    (b) Interest expense on long-term debt

    The acquisitions of PhotoDisc and Allsport were funded in part via long-term debt amounting to $30.7 million. Interest on this debt was payable at 1.25% above U.S. dollar LIBOR, which is assumed to be 7.5546% for the three months ended March 31, 1998 for the purposes of this Pro Forma Financial Information (which was the average 3 month rate for the period).

    The resulting interest charge to the income statement, had the acquisitions taken place on January 1, 1998, would have been as follows:

                                                                                             THREE MONTHS
                                                                                                ENDED
                                                                                            MARCH 31, 1998
                                                                                                  $
                                                                                            --------------
                                                                                            (IN THOUSANDS)
Interest..................................................................................       291
Amortization of arrangement fee over a five year period...................................         9
                                                                                                 ---
                                                                                                 300
                                                                                                 ---
                                                                                                 ---

No such adjustment is required in respect of the three months ended June 30, 1998.

    The variable interest rate assumed above is based on rates prevailing during the period indicated. A 0.125% variance in variable interest rates would have an impact of $4,000 on the pro forma interest expense for the three months ended March 31, 1998.

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

NOTE 1--PRO FORMA ADJUSTMENTS TO INCOME STATEMENT (CONTINUED)

    (c) The pro forma interest charge qualifies for tax relief at 35%. The resulting credit to the income statement that would have occurred had the acquisitions taken place on January 1, 1998 is $101,000 for the three months ended March 31, 1998.

No such adjustment is required in respect of the three month period ended June 30, 1998.

NOTE 2--GENERAL

    (a) The Pro Forma Consolidated Financial Information does not include adjustments to eliminate amounts relating to transactions between Getty Communications and PhotoDisc and Allsport because such amounts are not considered material.

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